Prospectus Supplement

August 26, 2013

The Universal Institutional Funds, Inc.

Supplement dated August 26, 2013 to The Universal Institutional Funds, Inc. Prospectus dated April 30, 2013 of:

Global Franchise Portfolio (Class II) (the "Portfolio")

Effective at the close of business on November 29, 2013, the Fund will suspend offering Class II shares of the Portfolio to new investors and will continue to offer Class II shares of the Portfolio to existing shareholders. The Fund may recommence offering Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class II shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.